EXHIBIT INDEX


EXHIBIT      DESCRIPTION OF DOCUMENT
NUMBER

EX-99.B1a    Articles of Incorporation of Twentieth Century Investors, Inc.,
             dated July 2, 1990. (filed as a part of Post-Effective Amendment
             #73 to the Registration Statement on Form N-1A of the Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B1b    Articles of Amendment of Twentieth Century Investors, Inc., dated
             November 20, 1990. (filed as a part of Post-Effective Amendment
             #73 to the Registration Statement on Form N-1A of the Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)


EX-99.B1c    Articles of Merger of Twentieth Century Investors, Inc., a Maryland
             corporation and Twentieth Century Investors, Inc., a Delaware corporation, dated February 22, 1991. (filed as a part of Post-Effective Amendment #73 to the Registration Statement on Form
             N-1A of the Registrant, Commission File No. 2-14213, filed on
             February 29, 1996, and incorporated herein by reference.)


EX-99.B1d    Articles of Amendment of Twentieth Century Investors, Inc., dated
             August 11, 1993. (filed as a part of Post-Effective Amendment
             #73 to the Registration Statement on Form N-1A of the Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)


EX-99.B1e    Articles Supplementary of Twentieth Century Investors, Inc., dated
             September 3, 1993. (filed as a part of Post-Effective Amendment
             #73 to the Registration Statement on Form N-1A of the Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B1f    Articles Supplementary of Twentieth Century Investors, Inc., dated
             April 28, 1995. (filed as a part of Post-Effective Amendment
             #73 to the Registration Statement on Form N-1A of the Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B1g    Articles Supplementary of Twentieth Century Investors, dated
             November 17, 1995. (filed as a part of Post-Effective Amendment
             #73 to the Registration Statement on Form N-1A of the Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B1h    Articles Supplementary of Twentieth Century Investors, Inc., dated
             January 30, 1996.  (filed as a part of Post-Effective Amendment
             #73 to the Registration Statement on Form N-1A of the Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B2 Bylaws of Twentieth Century Investors, Inc. (filed as a part of Post-Effective Amendment #73 to the Registration Statement on Form N-1A of the Registrant, Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B4 Specimen certificate representing shares of common stock of Twentieth Century Investors, Inc. (filed as Exhibit 4 to Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A of the Registrant, Commission File No. 2-14213, filed on December 31, 1991, and incorporated herein by reference).

EX-99.B5 Investment Management Agreement, dated as of August 1, 1994, between Twentieth Century Investors, Inc. and Investors Research Corporation (filed as Exhibit 5 to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A f the Registrant, Commission File No. 2-14213, filed on February 27, 1995, and incorporated herein by reference).

EX-99.B8a    Custodian Agreement, dated as of December 1, 1982, by and between
             Twentieth Century Investors, Inc. and United States Trust Company of New York (filed as Exhibit 8(a) to Post-Effective Amendment No.
             46 to the Registration Statement on Form N-1A of the Registrant,
             Commission File No. 2-14213, filed on December 31, 1982, and incorporated herein by reference).

EX-99.B8b    Letter Agreement re Remuneration dated May 8, 1985 (filed as
             Exhibit 8(b) to Post-Effective Amendment No. 51 to the Registration
             Statement on Form N-1A of the Registrant, Commission File No.
             2-14213, filed on December 31, 1985, and incorporated herein by reference).

EX-99.B8c    Letter Agreement between Twentieth Century Investors, Inc. and
             United States Trust Company of New York, dated February 28, 1991
             (filed as Exhibit 8(c) to Post-Effective Amendment No. 67 to the
             Registration Statement on Form N-1A of the Registrant, Commission
             File No. 2-14213, filed on December 31, 1991, and incorporated herein by reference).

EX-99.B8d    Custodian Agreement between Twentieth Century Investors, Inc. and
             First National Bank of Kansas City (filed as Exhibit 8(d) to
             Post-Effective Amendment No. 49 to the Registration Statement on
             Form N-1A of the Registrant, Commission File No. 2-14213, filed on
             December 30, 1993, and incorporated herein by reference).

EX-99.B8e    Letter Agreement between Twentieth Century Investors, Inc. and
             Boatmen's First National Bank of Kansas City (filed as Exhibit 8(e) to Post-Effective Amendment No. 67 to the Registration Statement on
             Form N-1A of the Registrant, Commission File No. 2-14213, filed on
             December 31, 1991, and incorporated herein by reference).

EX-99.B8f    Custodian Agreement for ACH transactions, dated September 21, 1994 between Twentieth Century Investors, Inc. and United Missouri Bank of Kansas City, N.A. (filed as Exhibit 8(f) to Post-Effective
             Amendment No. 73 to the Registration Statement on Form N-1A of the
             Registrant, Commission File No. 2-14213, filed on February 27,
             1995, and incorporated herein by reference).

EX-99.B8g    Custody Agreement dated September 12, 1995, between United Missouri
             Bank of Kansas City, N.A., Investors Research Corporation,
             Twentieth Century Investors, Inc., Twentieth Century World
             Investors, Inc., Twentieth Century Premium Reserves, Inc. and
             Twentieth Century Capital Portfolios, Inc. (filed as Exhibit 8(e) to Pre-Effective Amendment No. 4 to the Registration Statement on
             Form N-1A of Twentieth Century Strategic Asset Allocations, Inc.,
             Commission File No. 33-79482, filed February 5, 1996).

EX-99.B8h    Amendment No. 1 to Custody Agreement dated January 25, 1996, between United Missouri Bank of Kansas City, N.A., Investors
             Research Corporation, Twentieth Century Investors, Inc., Twentieth
             Century World Investors, Inc., Twentieth Century Premium Reserves,
             Inc., Twentieth Century Capital Portfolios, Inc. and Twentieth
             Century Strategic Asset Allocations, Inc. (filed as Exhibit 8(e) to
             Pre-Effective Amendment No. 4 to the Registration Statement on Form
             N-1A of Twentieth Century Strategic Asset Allocations, Inc.,
             Commission File No. 33-79482, filed February 5, 1996).

EX-99.B9 Transfer Agency Agreement dated as of March 1, 1991, by and between Twentieth Century Investors, Inc. and Twentieth Century Services, Inc. (filed as Exhibit 9 to Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of the Registrant, Commission File No. 2-14213, filed on December 31, 1990, and incorporated herein by reference).

EX-99.B10    Opinion and Consent of Patrick A. Looby, Esq.

EX-99.B11    Consent of Baird, Kurtz & Dobson.

EX-99.B12    Equity Funds Annual Report and Fixed Income Funds Annual Reports of
             Twentieth Century Investors, Inc. for the year ended October 31,
             1995, filed on December 22, 1995, and incorporated herein by reference.

EX-99.B14    Model Retirement Plans (filed as Exhibits 14(a), 14(b), 14(c) and
             14(d) to Pre-Effective Amendment No. 2 to the Registration
             Statement on Form N-1A of Twentieth Century World Investors, Inc.,
             Commission File No. 33-39242, filed May 6, 1991, and incorporated herein by reference).

EX-99.B16    Schedules for Computations of Advertising Performance Quotations,
             (filed as a part of Post-Effective Amendment #73 to the Registration Statement on Form N-1A of the Registrant, Commission
             File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-99.B17    Power of Attorney  (filed as a part of Post-Effective Amendment
             #73 to the Registration Statement on Form N-1A of the Registrant,
             Commission File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-27.1.1    Financial Data Schedule for Growth Investors
             (filed as a part of Post-Effective Amendment #73 to the Registration Statement on Form N-1A of the Registrant, Commission
             File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-27.1.2    Financial Data Schedule for Select Investors
             (filed as a part of Post-Effective Amendment #73 to the Registration Statement on Form N-1A of the Registrant, Commission
             File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-27.1.3    Financial Data Schedule for Ultra Investors
             (filed as a part of Post-Effective Amendment #73 to the Registration Statement on Form N-1A of the Registrant, Commission
             File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-27.1.4    Financial Data Schedule for Vista Investors
             (filed as a part of Post-Effective Amendment #73 to the Registration Statement on Form N-1A of the Registrant, Commission
             File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-27.1.5    Financial Data Schedule for Giftrust Investors
             (filed as a part of Post-Effective Amendment #73 to the Registration Statement on Form N-1A of the Registrant, Commission
             File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-27.5.6    Financial Data Schedule for U.S. Governments Short-Term
             (filed as a part of Post-Effective Amendment #73 to the Registration Statement on Form N-1A of the Registrant, Commission
             File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-27.4.7    Financial Data Schedule for Cash Reserve
             (filed as a part of Post-Effective Amendment #73 to the Registration Statement on Form N-1A of the Registrant, Commission
             File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-27.5.8    Financial Data Schedule for Long-Term Bond
             (filed as a part of Post-Effective Amendment #73 to the Registration Statement on Form N-1A of the Registrant, Commission
             File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-27.5.9    Financial Data Schedule for Tax-Exempt Intermediate-Term
             (filed as a part of Post-Effective Amendment #73 to the Registration Statement on Form N-1A of the Registrant, Commission
             File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-27.5.10   Financial Data Schedule for Tax-Exempt Long-Term
             (filed as a part of Post-Effective Amendment #73 to the Registration Statement on Form N-1A of the Registrant, Commission
             File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-27.1.11   Financial Data Schedule for Heritage Investors
             (filed as a part of Post-Effective Amendment #73 to the Registration Statement on Form N-1A of the Registrant, Commission
             File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-27.7.12   Financial Data Schedule for Balanced Investors
             (filed as a part of Post-Effective Amendment #73 to the Registration Statement on Form N-1A of the Registrant, Commission
             File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-27.5.13   Financial Data Schedule for Tax-Exempt Short-Term
             (filed as a part of Post-Effective Amendment #73 to the Registration Statement on Form N-1A of the Registrant, Commission
             File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-27.5.14   Financial Data Schedule for Limited-Term
             (filed as a part of Post-Effective Amendment #73 to the Registration Statement on Form N-1A of the Registrant, Commission
             File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-27.5.15   Financial Data Schedule for Intermediate-Term
             (filed as a part of Post-Effective Amendment #73 to the Registration Statement on Form N-1A of the Registrant, Commission
             File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)

EX-27.5.16   Financial Data Schedule for U.S. Governments Intermediate-Term,
             (filed as a part of Post-Effective Amendment #73 to the Registration Statement on Form N-1A of the Registrant, Commission
             File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference.)